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UNC
THE AVIATION COMPANY                     NAVAL PRODUCTS
                                         P.O. Box 981
                                         Uncasville, Connecticut 06382-0981
                                         (860) 444-6008  FAX (860) 444-6450

                                         Robert F. Bonito
                                         General Manager

                                  July 22, 1999


Mr. Michael M. Vehlies
Chief Financial Officer
Gunther International, Ltd.
One Winnenden Road
Norwich, Connecticut  06360-1570

                             Re: Amendment of Lease

Dear Mr. Vehlies:

         This letter sets forth an amendment to the Lease dated July 31, 1996 between UNC INCORPORATED, as landlord, and GUNTHER INTERNATIONAL, LTD., as tenant. This amendment is as follows:

Section 1.2 of the Lease is amended to provide that the term of the Lease shall end on September 30, 2000.

Section 2.1 of the Lease is amended to provide that the Rent payable during the period from October 1, 1999 through September 30, 2000, shall be $360,000 payable in equal monthly installments of $30,000 each, payable on the first day of each calendar month.

Section 21.2 of the Lease is hereby deleted and Landlord shall have the right to post "for sale" and "for lease" signs on the Premises at any time on and after the date of this amendment.

Except as specifically modified by this amendment, all other terms and conditions set forth in the Lease shall remain the same.

Please countersign this letter in the space provided below indicating Tenant's acceptance of this amendment.

                                            Very truly yours,

                                            UNC INCORPORATED

                                            By:/S/ Robert F. Bonito
                                               --------------------

                                            Title:General Manager of Operations
                                                  -----------------------------
ACCEPTED AND AGREED TO BY GUNTHER INTERNATIONAL, LTD.:

By: /S/   Michael M. Vehlies
    -------------------------

Title:   Chief Financial Officer
         -----------------------



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